UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 8, 2007

SWIFT ENERGY COMPANY

(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400

Houston, Texas 77060

(Address of principal executive offices)

(281) 874-2700

(Registrant’s telephone number)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 2.02.	Results of Operations and Financial Condition

In a news release before the market opened on February 8, 2007, Swift Energy Company announced preliminary unaudited financial results for the full year 2006 and the fourth quarter of 2006, and reported that certain of its officers will discuss such financial results in a conference call to be held at 9:00 a.m. on that date. In the release, the Company also announced that the conference call would be webcast live and archived on its website. The press release is attached to this report as Exhibit 99.1. In a second separate news release also before the market opened on February 8, 2007, Swift Energy announced its audited 2006 year end reserves estimates. This press release is attached to this report as Exhbit 99.2. Swift Energy Company does not intend for this Item 2.02 or Exhibits 99.1 and 99.2 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(a) Exhibit.	The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description

99.1	Swift Energy Company press release dated February 8, 2007 related to unaudited financial results for 2006 and fourth quarter 2006.

99.2	Swift Energy Company press release dated February 8, 2007 related to audited reserves estimates for year end 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2007

Swift Energy Company
By:	/s/ BRUCE H. VINCENT
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Swift Energy Company press release dated February 8, 2007 related to unaudited financial results for 2006 and fourth quarter 2006.

99.2	Swift Energy Company press release dated February 8, 2007 related to audited reserves estimates for year end 2006.